UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2012

CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24525	36-4159663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA	30305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 949-0700

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure.

On March 12, 2012 at approximately 9:00 a.m. Eastern time, Cumulus Media Inc. (the “Company”) issued a press release announcing financial results for the fourth quarter and year ended December 31, 2011. This press release contained certain inadvertent transposition errors relating to previously reported results. A copy of the corrected press release, which was issued prior to the Company’s earnings call relating to the above referenced period, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01 — Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

99.1	Corrected press release dated March 12, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.

By:	/s/ J.P. Hannan
Name: J.P. Hannan
Title: Senior Vice President, Treasurer and Chief Financial Officer

Date: March 12, 2012

EXHIBIT INDEX

Number	Exhibit

99.1	Corrected press release dated March 12, 2012